UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2017

NorthStar Realty Finance Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-32330	02-0732285
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

(212) 547-2600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed in connection with the completion on January 10, 2017 of the transactions contemplated by that certain Agreement and Plans of Merger, dated as of June 2, 2016 (as amended by the two separate letter agreements dated July 28, 2016 and October 16, 2016, respectively, and as it may be further amended, the “Merger Agreement”), among NorthStar Realty Finance Corp., a Maryland corporation (“NRF”), NorthStar Asset Management Group Inc., a Delaware corporation (“NSAM”), Colony Capital, Inc., a Maryland corporation (“Colony”), Colony NorthStar, Inc. (formerly known as New Polaris Inc.), a Maryland corporation (“Colony NorthStar”), New Sirius Inc., a Maryland corporation (“New NRF”), NorthStar Realty Finance Limited Partnership, a Delaware limited partnership (“NRF LP”), Sirius Merger Sub-T, LLC, a Delaware limited liability company, and New Sirius Merger Sub, LLC, a Delaware limited liability company.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the consummation of the Mergers described in Item 2.01 below, on January 10, 2017, all outstanding obligations in respect of principal, interest and fees, as applicable, under (i) that certain Amended and Restated Credit and Guaranty Agreement, dated as of May 5, 2015, among NRF LP, NRF, certain subsidiary guarantors, various lenders, Deutsche Bank Securities Inc. and Deutsche Bank AG New York Branch (the “Deutsche Bank Facility”); (ii) that certain Master Repurchase Agreement, dated as of March 11, 2013, by and among NRFC DB Loan, LLC, as master seller, and Deutsche Bank AG, Cayman Islands Branch, as buyer (the “Master Repurchase Agreement”); (iii) that certain Amended and Restated Credit Agreement, dated as of March 13, 2015, among NRF LP, as borrower, NRF, as guarantor, the lenders part party thereto and UBS AG, Stamford Branch, as Administrative Agent (the “First Credit Agreement”); and (iv) that certain Amended and Restated Credit Agreement, dated as of March 27, 2015, among NRF LP, as borrower, NRF, as guarantor, the lenders party thereto and UBS AG, Stamford Branch, as Administrative Agent (together with the Deutsche Bank Facility, the Master Repurchase Agreement and the First Credit Agreement, the “Terminating Agreements”), were repaid in full, as applicable, and the Terminating Agreements were terminated.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Explanatory Note of this Current Report on Form 8-K is incorporated herein by reference.

On January 10, 2017, pursuant to the Merger Agreement, NSAM, NRF and Colony merged into Colony NorthStar, which became the publicly traded company for the combined organization. Specifically, in accordance with the Merger Agreement, (i) NSAM merged with and into Colony NorthStar, with Colony NorthStar continuing as the surviving corporation (the “Redomestication Merger”), (ii) New NRF, following certain internal reorganization transactions resulting in NRF becoming a wholly owned subsidiary of New NRF, merged with and into Colony NorthStar, with Colony NorthStar continuing as the surviving corporation and NRF continuing as a limited liability company subsidiary of Colony NorthStar (the “NRF Merger”) and (iii) Colony merged with and into Colony NorthStar, with Colony NorthStar continuing as the surviving corporation (the “Colony Merger” and, together with the Redomestication Merger and the NRF Merger, the “Mergers”).

At the effective time of the Redomestication Merger each share of NSAM common stock issued and outstanding immediately prior to such effective time was cancelled and converted into the right to receive one share of the class A common stock of Colony NorthStar (“Colony NorthStar Class A Common Stock”).

At the effective time of the NRF Merger (i) each share of NRF common stock (“NRF Common Stock”) issued and outstanding immediately prior to such effective time, through a series of transactions, was cancelled and converted into the right to receive 1.0996 shares of Colony NorthStar Class A Common Stock (the “NRF Common Stock Merger Consideration”), and (ii) each share of NRF series A preferred stock, series B preferred stock, series C preferred stock, series D preferred stock and series E preferred stock (collectively, “NRF Preferred Stock”) issued and outstanding immediately prior to such effective time, through a series of transactions, was cancelled and converted into the right to receive one share of Colony NorthStar’s 8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, 8.25% Series B Cumulative Redeemable Perpetual Preferred Stock, 8.875% Series C Cumulative Redeemable Perpetual Preferred Stock, 8.500% Series D Cumulative Redeemable Perpetual Preferred Stock and 8.75% Series E Cumulative Redeemable Perpetual Preferred Stock, respectively, having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividend, qualification and terms and conditions of redemption substantially similar to those of the corresponding series of NRF preferred stock (together, with the NRF Common Stock Merger Consideration, the “NRF Merger Consideration”).

At the effective time of the Colony Merger (i) each share of class A common stock of Colony issued and outstanding immediately prior to such effective time was cancelled and converted into the right to receive 1.4663 shares of Colony NorthStar Class A Common Stock, (ii) each share of class B common stock of Colony issued and outstanding immediately prior to such effective time was cancelled and converted into the right to receive 1.4663 shares of the class B common Stock of Colony NorthStar (“Colony NorthStar Class B Common Stock”) and (iii) each share of Colony’s series A preferred stock, series B preferred stock and series C preferred stock issued and outstanding immediately prior to such effective time was cancelled and converted into the right to receive one share of Colony NorthStar’s 8.50% Series F Cumulative Redeemable Perpetual Preferred Stock, 7.50% Series G Cumulative Redeemable Perpetual Preferred Stock and 7.125% Series H Cumulative Redeemable Perpetual Preferred Stock, respectively, having preferences, conversion and other rights, voting powers, restrictions, limitations as to dividend, qualification and terms and conditions of redemption substantially similar to those of the corresponding series of Colony preferred stock.

The issuance of Colony NorthStar Class A Common Stock and Colony NorthStar series A preferred stock, series B preferred stock, series C preferred stock, series D preferred stock, series E preferred stock, series F preferred stock, series G preferred stock and series H preferred stock in connection with the Mergers was registered under the Securities Act of 1933, as amended, pursuant to Colony NorthStar’s registration statement on Form S-4 (File No. 333- 212739) filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 29, 2016 (as amended, the “Registration Statement”), and declared effective on November 18, 2016. The definitive joint proxy statement/prospectus of NSAM, Colony and NRF, dated November 18, 2016 (as supplemented by NSAM’s and NRF’s Current Reports on Form 8-K filed on November 23, 2016 and December 12, 2016, respectively, and Colony’s Current Report on Form 8-K filed on December 12, 2016), which forms a part of the Registration Statement, contains additional information about the Mergers and the other transactions contemplated by the Merger Agreement, which is incorporated by reference into this Item 2.01.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which were filed as Exhibits 2.1, 2.2 and 2.3 to the Registration Statement, and are incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On January 10, 2017, in connection with the completion of the Mergers, NRF requested that the New York Stock Exchange (“NYSE”) suspend trading in NRF Common Stock and NRF Preferred Stock (collectively, the “NRF Capital Stock”) and file with the SEC a Form 25 to notify the SEC of the removal of shares of NRF Capital Stock from listing on the NYSE effective as of the completion of the Mergers. Shares of NRF Capital Stock will be suspended from trading on the NYSE effective as of the opening of trading on January 11, 2017. NRF intends to file a Form 15 with the SEC to terminate the registration of NRF Capital Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and suspend its reporting obligations with respect to such shares under Section 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Explanatory Note, Item 2.01 and Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the NRF Merger, each share of NRF Capital Stock issued and outstanding immediately prior to the effective time of such merger, was converted into the right to receive the NRF Merger Consideration, as applicable. At the effective time of the NRF Merger, each of NRF’s stockholders ceased to have any rights as stockholders of NRF other than the right to receive the NRF Merger Consideration, as applicable, and any rights attendant thereto.

The rights of the former NRF common stockholders who become Colony NorthStar common stockholders will be governed by the charter of Colony NorthStar and the Amended and Restated Bylaws of Colony NorthStar and the Maryland General Corporation Law (the “MGCL”). The Registration Statement contains additional information about the charter of Colony NorthStar, the Amended and Restated Bylaws of Colony NorthStar, the MGCL, as well as a comparison of the rights of former NRF common stockholders with the rights of Colony NorthStar common stockholders, which is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Explanatory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As of the consummation of the Mergers, the former stockholders of NSAM, Colony and NRF hold, or have the right to hold, approximately 32.85%, 33.25% and 33.90%, respectively, of Colony NorthStar, on a fully diluted basis, excluding the effect of certain equity-based awards issuable in connection with the Mergers. In addition, taking into account the voting rights of each share of Colony NorthStar Class B Common Stock, which are equal to 36.5 votes per share of Colony NorthStar Class A Common Stock, following the Mergers, the former stockholders of NSAM, Colony and NRF hold, or have the right to hold, approximately 34%, 33% and 33%, respectively, of the voting power of Colony NorthStar common stock.

Upon the consummation of the Mergers, in accordance with the Merger Agreement, the size of the board of directors of Colony NorthStar was set at 10 members, of whom five are designated by NSAM and NRF and five are designated by Colony.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Explanatory Note, Item 2.01 and Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the NRF Merger and pursuant to the Merger Agreement, NRF became a wholly owned subsidiary of New NRF, New NRF merged with and into Colony NorthStar, with Colony NorthStar continuing as the surviving corporation. Immediately following the NRF merger, NRF converted into a Delaware limited liability company (the “LLC Conversion”). All of the members of the board of directors of NRF ceased to serve as directors of NRF, effective at the effective time of LLC Conversion. In addition, at the effective time of the LLC Conversion, each of the executive officers of NRF ceased to be an officer of NRF.

Item 8.01.	Other Events.

On January 10, 2017, Colony NorthStar issued a press release announcing the completion of the transactions contemplated by the Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are filed with this report.

Exhibit No.	Description

2.1	Agreement and Plans of Merger, dated as of June 2, 2016, among NorthStar Realty Finance Corp., Colony Capital, Inc., NorthStar Asset Management Group Inc., Colony NorthStar, Inc. (formerly known as New Polaris Inc.), New Sirius Inc., NorthStar Realty Finance Limited Partnership, Sirius Merger Sub-T, LLC and New Sirius Merger Sub, LLC (incorporated by reference to Exhibit 2.1 to Colony NorthStar, Inc.’s Registration Statement on Form S-4 (No. 333-212739) effective November 18, 2016)

2.2	Letter Agreement, dated as of July 28, 2016, among NorthStar Realty Finance Corp., Colony Capital, Inc., NorthStar Asset Management Group Inc., Colony NorthStar, Inc. (formerly known as New Polaris Inc.), Sirius Merger Sub-T, LLC, NorthStar Realty Finance Limited Partnership, New Sirius Inc. and New Sirius Merger Sub LLC (incorporated by reference to Exhibit 2.2 to Colony NorthStar, Inc.’s Registration Statement on Form S-4
(No. 333-212739) effective November 18, 2016)

2.3	Letter Agreement, dated as of October 16, 2016, among NorthStar Realty Finance Corp., Colony Capital, Inc., NorthStar Asset Management Group Inc., Colony NorthStar, Inc. (formerly known as New Polaris Inc.), Sirius Merger Sub-T, LLC, NorthStar Realty Finance Limited Partnership, New Sirius Inc. and New Sirius Merger Sub LLC (incorporated by reference to Exhibit 2.3 to Colony NorthStar, Inc.’s Registration Statement on Form S-4 (No. 333-212739) effective November 18, 2016)

99.1	Press Release of Colony NorthStar, Inc., dated as of January 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colony NorthStar, Inc., on behalf of NorthStar Realty Finance Corp.

Date: January 10, 2017	By:	/s/ Darren J. Tangen
Darren J. Tangen
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plans of Merger, dated as of June 2, 2016, among NorthStar Realty Finance Corp., Colony Capital, Inc., NorthStar Asset Management Group Inc., Colony NorthStar, Inc. (formerly known as New Polaris Inc.), New Sirius Inc., NorthStar Realty Finance Limited Partnership, Sirius Merger Sub-T, LLC and New Sirius Merger Sub, LLC (incorporated by reference to Exhibit 2.1 to Colony NorthStar, Inc.’s Registration Statement on Form S-4 (No. 333-212739) effective November 18, 2016)

2.2	Letter Agreement, dated as of July 28, 2016, among NorthStar Realty Finance Corp., Colony Capital, Inc., NorthStar Asset Management Group Inc., Colony NorthStar, Inc. (formerly known as New Polaris Inc.), Sirius Merger Sub-T, LLC, NorthStar Realty Finance Limited Partnership, New Sirius Inc. and New Sirius Merger Sub LLC (incorporated by reference to Exhibit 2.2 to Colony NorthStar, Inc.’s Registration Statement on Form S-4 (No. 333-212739) effective November 18, 2016)

2.3	Letter Agreement, dated as of October 16, 2016, among NorthStar Realty Finance Corp., Colony Capital, Inc., NorthStar Asset Management Group Inc., Colony NorthStar, Inc. (formerly known as New Polaris Inc.), Sirius Merger Sub-T, LLC, NorthStar Realty Finance Limited Partnership, New Sirius Inc. and New Sirius Merger Sub LLC (incorporated by reference to Exhibit 2.3 to Colony NorthStar, Inc.’s Registration Statement on Form S-4 (No. 333-212739) effective November 18, 2016)

99.1	Press Release of Colony NorthStar, Inc., dated as of January 10, 2017